Capital City Bank Group, Inc.

Reports Third Quarter 2020 Results

TALLAHASSEE, Fla.

(October 27, 2020) – Capital City Bank Group, Inc. (NASDAQ:

CCBG) today reported net income of $10.4
million, or $0.62 per diluted share for the third quarter of 20

20 compared to net income of $9.1 million, or $0.55 per

diluted share for
the second quarter of 2020,

and $8.5 million, or $0.50 per diluted share for the third quarter of 201

9.

For the first nine months of
2020,

net income totaled $23.8 million, or $1.42 per diluted share, compared to net income of $22.2 million, or $1.32 per diluted
share, for the same period of 2019.

QUARTER HIGHLIGHTS
●

Return on assets improved to 1.17%

and return on equity to 12.16%

●

Diversified revenue and strong

balance sheet continue to buffer impact of pandemic and

lower interest rates
●

Strong performance by Capital City Home Loans

(“CCHL”) contributed significantly ($0.23 per share)
●

11% increase

in other fee revenues (deposit, bankcard,

and wealth management)
●

Credit quality remains

strong with no significant problem

loan migration

●

88% of loan balances extended in the first and second quarter have resumed payments

“Although the environment remains challenging, Capital City reported a strong third quarter, up 12.7% over the second quarter,”
said William G. Smith, Jr.,

Chairman, President and CEO.

“I am proud of both our financial performance and how our team has responded to the COVID-19 pandemic.

We continue to

put the safety and well-being of our associates and clients first,

as we reach
out to assist our communities through the origination of SBA

PPP loans, grants and volunteer hours, and endeavor to meet the needs of our clients through both in-person and virtual delivery channels.

The mortgage market has been robust and we have benefitted
from our alliance with CCHL, which contributed $0.23

per share in the third quarter – up from $0.20 per share in the second quarter.

Earnings from CCHL and SBA PPP loan fees have helped to

mitigate the adverse impacts of a lower interest rate environment and reserve build attributable to the adoption of CECL and COVID

-19.

Hopefully, we will continue to experience

economic
improvement during the fourth quarter and into 2021.

I am proud of what our team has accomplished in a very difficult year, and I
remain optimistic about the long-term outlook for Capital City.

Thank you for your continued support.”

COVID-19 Update

●

Lobby access remains open for all of our banking offices

and operations are subject to national guidelines and local safety ordinances to protect both clients and associates – we will continue to monitor changing conditions with the pandemic and its
impact on client and associate interactions within our banking offices

●

Most operational associates returned to work in early June, but we have extended some remote work arrangements on a case-by-
case basis
●

Enhanced digital access options are available for banking products and access to sales associates

●

We continue to monitor

COVID-19 case count trends in our markets and respond appropriately to help ensure client and associate
safety
●

We continue to support

clients with the Small Business Administration Payment Protection

Program (“SBA PPP”) by actively
assisting with the forgiveness process

Discussion of Operating Results

Summary Overview

Compared to the second quarter of 2020, the $2.1

million increase in operating profit was attributable to a $4.7 million increase in
noninterest income and a $0.7 million decrease in the provision for credit losses, partially offset by higher noninterest expense of
$3.0 million and lower net interest income of $0.3

million.

Compared to the third quarter of 2019,

the $7.0 million increase in operating profit was attributable to a $21

.1 million increase in
noninterest income, partially offset by higher noninterest expense of $12.5 million, a $0.5 million increase in the provision for credit losses and lower net interest income of $1.1 million.

The $10.4 million increase in operating profit for the first nine months of 2020 versus the comparable period of 2019 was
attributable to higher noninterest income of $41.4 million, partially offset by higher noninterest expense of $24.2

million, a $6.1
million increase in the provision for credit losses and lower net interest income of $0.7

million.

The aforementioned period over period variances reflect the acquisition of a 51% membership interest and consolidation of CCHL
late in the first quarter of 2020.

Our return on average assets (“ROA”) was 1.17% and our return on average equity (“ROE”) was 12.16%

for the third quarter of
2020.

These metrics were 1.10%

and 11.03%

for the second quarter of 2020, respectively,

and 1.14%

and 10.51%

for the third
quarter of 2019, respectively.

For the first nine months of 2020, our ROA was 0.96%

and our ROE was 9.50%

compared to 1.00%
and 9.48%, respectively, for the

same period of 2019.

Net Interest Income/Net Interest

Margin

Tax-equivalent net interest income

for the third quarter of 2020 was $25.2

million compared

to $25.6 million for the second quarter
of 2020 and $26.3 million for the third quarter of 201

9.

For the first nine months of 2020, tax-equivalent net interest income totaled
$76.7 million compared to $77.5 million in 2019.

The decrease compared to all prior periods reflected lower rates earned on
overnight funds, investment securities and variable rate loans,

partially offset by lower cost for deposits.

The federal funds target rate has remained in the range

of 0.00%-0.25% since March 2020 when the Fed reduced its overnight rate
by 150 basis points, and as a result we continue to experience lower repricing of our variable/adjustable rate earning assets and investment securities.

Our overall cost of funds remained low during the third quarter of 2020 at 0.13% compared to 0.14% for the
second quarter of 2020.

Due to highly competitive fixed-rate loan pricing in our markets, we continue to review our loan pricing and
make adjustments where we believe appropriate and prudent.

Our net interest margin for the third quarter of 20

20 was 3.12%, a decrease of 29 basis points from the second quarter of 20

20 and 80
basis points from the third quarter of 2019.

For the first nine months of 2020, the net interest margin decreased

42 basis points to
3.42%.

The decrease compared to all prior periods was primarily attributable to considerable growth in overnight funds which
reduced our margin.

Our net interest margin for the third quarter of 2020

,

excluding the impact of SBA PPP loans, was 3.17%.

We
discuss the effect of the pandemic related stimulus programs on our balance sheet in more detail below under
Discussion of
Financial Condition
.

Provision for Credit Loss

The provision for credit losses for the third quarter of 2020 was $1.3 million compared to $2.0 million for the second quarter of
2020 and $0.8

million for the third quarter of 2019.

For the first nine months of 2020, the provision was $8.3 million compared to
$2.2 million in 2019.

The higher provision in 2020 reflected expected losses due to deterioration in economic conditions related to
COVID-19.

We discuss the allowance

for credit losses and COVID-19 exposure further below.

Noninterest Income and Noninterest

Expense

CCHL’s

mortgage banking operations impacted our noninterest income

and noninterest expense for the three and nine month
periods ended September 30, 2020, and thus, the period over

period comparisons reflect the impact of the CCHL consolidation, which occurred late in the first quarter 2020.

The table below provides an overview of CCHL’s

impact on our noninterest income
and noninterest expense for 2020.

Noninterest income for the third quarter of 2020 totaled $35.0 million compared to $30.2 million for the second quarter of 2020 and
$13.9 million for the third quarter of 2019.

For the first nine months of 2020, noninterest income totaled $80.6 million compared to
$39.2 million for same period of 2019.

The improvement over all prior periods was primarily attributable to higher mortgage
banking revenues at CCHL.

Higher deposit fees, bank card fees, and wealth management

fees contributed to the increase over the
second quarter of 2020.

Compared to both prior year periods, deposit fees declined primarily due to the impact of government
stimulus during the second quarter related to the COVID-19 pandemic,

but were partially offset by higher debit card

activity which
drove improvement in bank card fees.

The downward trend in deposit fees we realized in the second quarter of 2020 reversed in the
third quarter of 2020 reflecting higher utilization of our overdraft product.

Noninterest expense for the third quarter of 2020 totaled

$40.3 million compared to $37.3 million for the second quarter of 2020 and $27.9 million for the third quarter of 2019.

The increase over the second quarter of 2020 was primarily attributable to higher
compensation expense of $2.5 million and other expense of $0.4 million.

The increase in compensation reflected higher
commission expense of $1.6 million related to higher mortgage production volume at CCHL and lower realized loan cost (credit
offset to salary expense) of $1.0 million related to the high level of SBA PPP loan originations in the second quarter.

Higher
amortization expense for mortgage servicing rights at CCHL and

Core CCBG expenses (debit card losses, activity based costs, and miscellaneous expenses)

drove the increase in other expense.

For the first nine months of 2020, noninterest expense totaled

$108.6 million,

an increase of $24.2

million over the same period of
2019 primarily attributable to the addition of expenses at CCHL, including compensation expense of $21.8 million, occupancy
expense of $1.8 million, and other expense of $3.0 million.

Core CCBG noninterest expense decreased $2.6 million and reflected lower compensation expense of $1.2 million, ORE expense of $0.9 million, and other expense of $1.6 million, partially offset by higher occupancy expense of $1.1 million.

The decrease in compensation expense was primarily attributable to higher realized loan
cost of $0.6 million related to the aforementioned increase in SBA

PPP loan originations and lower stock compensation expense of
$0.5 million.

A $1.0 million gain from the sale of a banking office in the first quarter of 2020 drove the reduction in ORE expense.

The decline in other expense was primarily attributable to lower service cost expense for our pension plan.

Higher expense for
FF&E depreciation and maintenance agreements (related to

technology investment and upgrades), deferred maintenance for premises, and pandemic related cleaning/supply costs drove the increase in occupancy.

The same aforementioned factors drove the
increase over the third quarter of 2019.

Overall, CCHL has contributed significantly to the improvement in our efficiency ratio for 2020.

Three Months Ended Nine Months Ended
Sep 30, 2020 Jun 30, 2020 Sep 30, 2019 Sep 30, 2020 Sep 30, 2019
(Dollars in thousands)
Core
CCBG CCHL
Core
CCBG CCHL
Core
CCBG CCHL
Core
CCBG CCHL
Core
CCBG CCHL
Deposit Fees $ 4,316 - $ 3,756 $ - $ 4,961 $ - $ 13,087 $ - $ 14,492 $ -
Bank Card Fees 3,389 - 3,142 - 2,972 - 9,582 - 8,863 -
Wealth Management Fees 2,808 - 2,554 - 2,992 - 7,966 - 7,719 -
Mortgage Banking Fees 208 22,775 241 19,156 1,587 - 1,587 44,046 3,779 -
Other

1,182 287 1,147 203 1,391 - 3,787 587 4,372 -
Total Noninterest Income $ 11,903 $ 23,062 $ 10,840 $ 19,359 $ 13,903 $ - $ 36,009 $ 44,633 $ 39,225 $ -
Salaries $ 11,603 $ 10,753 $ 11,596 $ 8,381 $ 12,533 $ - $ 36,687 $ 21,376 $ 37,314 $ -
Other Associate Benefits 3,616 192 3,477 204 3,670 - 11,049 446 11,675 -
Total Compensation 15,219 10,945 15,073 8,585 16,203 - 47,736 21,822 48,989 -
Occupancy, Net 5,061 845 5,030 768 4,710 - 14,839 1,844 13,756 -
Other

6,930 1,342 6,599 1,248 6,960 - 19,325 3,048 21,722 -
Total Noninterest Expense $ 27,210 $ 13,132 $ 26,702 $ 10,601 $ 27,873 $ - $ 81,900 $ 26,714 $ 84,467 $ -

Income Taxes

We realized

income tax expense of $3.2 million (effective rate of 17%)

for the third quarter of 2020 compared to $2.9 million
(effective rate of 18%) for the second quarter of 20

20 and $3.0 million (effective rate of 26%) for the third quarter of 2019.

For the
first nine months of 2020, we realized income tax expense of $7.4 million (effective rate of 18%) compared to $7.4 million
(effective rate of 25%) for the same period of 2019.

The decrease in our effective tax rate in 2020 reflected

the impact of converting
CCHL to a partnership for tax purposes in the second quarter of 2020.

Absent discrete items, we expect our annual effective tax
rate to approximate 18%-19% for the remainder of 2020

.

Discussion of Financial Condition

Earning Assets

Average earning assets were

$3.224 billion for the third quarter of 2020

,

an increase of $207.1 million, or 6.9%

over the second
quarter of 2020,

and an increase of $529.1 million, or 19.6%

over the fourth quarter of 2019.

The increase over both prior periods
was primarily driven by higher deposit balances which funded growth in the loan portfolio and overnight funds sold.

Deposit
balances increased as a result of strong core deposit growth, in addition to funding retained at the bank from SBA PPP loans, and
various other stimulus programs.

We maintained an average

net overnight funds (deposits with banks plus FED funds sold less FED funds purchased) sold position of
$567.9 million during the third quarter of 2020 compared to an average net overnight funds sold position of $351.5 million in the
second quarter of 2020 and $228.1 million in the fourth quarter of 201

9.

The increase compared to both prior periods was driven by
strong core deposit growth, in addition to pandemic related stimulus programs

(see below –
Funding
).

Average loans held

for investment (“HFI”) increased $22.2 million, or 1.1%, over the second quarter of 2020 and $171.1 million, or
9.3%, over the fourth quarter of 2019.

We originated SBA PPP

loans totaling $190 million (reflected in the commercial loan category) which averaged $190 million in the third quarter and $1

34 million in the second quarter.

Period-end HFI loans decreased
$24.0, or 1.2%, from the second quarter of 2020 and increased

$162.2 million, or 8.8%, over the fourth quarter of 2019.

The decline
in the core loan portfolio (ex-SBA PPP loans) has been driven by residential real estate loan run-off reflective of the

lower rate
environment and refinancing activity as well as lower utilization of commercial lines of credit reflective of the economic slowdown.

To date, our

borrowers have submitted a nominal level of SBA PPP forgiveness applications, but these applications are expected to
accelerate over the next six months.

Amortized SBA PPP loan fees totaled approximately $0.6

million for the third quarter of 2020
and $0.4 million for the second quarter of 2020.

At September 30, 2020, we had approximately $4.0 million (net) in deferred

SBA
PPP loan fees.

Allowance for Credit Losses

At September 30, 2020, the allowance for credit losses totaled

$23.1 million compared to $22.5 million at June 30, 2020 and $13.9 million at December 31, 2019.

At September 30, 2020, the allowance represented 1.16% of outstanding loans held for investment
(HFI) and provided coverage of 420%

of nonperforming loans compared to 1.11%

and 322%, respectively, at June

30, 2020 and
0.75% and 311%, respectively,

at December 31, 2019.

At September 30, 2020, excluding SBA PPP loans (100% government guaranteed),

the allowance represented 1.28% of loans held for investment.

The adoption of ASC 326 (“CECL”) on January 1, 2020

had an impact of $4.0 million ($3.3 million increase in the allowance for credit losses and $0.7 million increase in the allowance for unfunded loan commitments (other liability account)).

The $6.4 million
build (provision of $8.3 million less net charge

-offs of $1.9

million) in the allowance for credit losses for the first nine months of
2020 was attributable to deterioration in economic conditions,

primarily a higher rate of unemployment due to the COVID

-19
pandemic and its potential effect on rates of default.

Credit Quality/COVID-19 Exposure

Nonperforming assets (nonaccrual loans and OREO) totaled $6.7 million at September 30, 2020, a $1.3 million decrease from June
30, 2020, and a $1.3 million increase over December 31, 2019.

Nonaccrual loans totaled $5.5 million at September 30, 2020, a

$1.5
million decrease from June 30, 2020 and a $1.0 million increase over

December 31, 2019.

The balance of OREO totaled $1.2
million at September 30, 2020, an increase of $0.2 million over

June 30, 2020 and a $0.3 million increase over December

31, 2019.

We continue to analyze

our loan portfolio for segments that have been affected

by the stressed economic and business conditions
caused by the pandemic.

Certain at-risk segments total 8% of our loan balances at September 30,

2020, including hotel (3%),
restaurant (1%),

retail and shopping centers (3%), and other (1%).

The other segment includes churches, non-profits, education, and recreational.

To assist our clients, in mid-March

of 2020, we began allowing short term 60 to 90 day loan extensions for affected
borrowers.

A roll-forward of loan extension activity is provided in the table below.

Approximately 83% of the $325 million in
loans extended were for commercial borrowers and 17% for

consumer borrowers.

Approximately $285 million, or 88% of the loan
balances associated with these borrowers have resumed making regularly scheduled payments.

Of the $40 million that remains on
extension, approximately $2 million was classified at September 30,

2020 and $26 million is related to six hotel loans which were not classified, but continue to be monitored closely.

% Loans Extended
At October 2, 2020

(Dollars in thousands)
# Loans Loan Amount # Loans $ Loans
Loans Extended 2,333 $ 325,014
Loans Resuming Payments (2,129) (284,548) 91% 88%
Loans Still on Extension 204 $ 40,466 9% 12%

Funding (Deposits/Debt)

Average total deposits were

$2.971 billion for the third quarter of 2020,

an increase of $187.8 million, or 6.8% over the second
quarter of 2020,

and an increase of $446.3 million, or 17.7%

over the fourth quarter of 2019.

Period end deposit balances grew
$54.4 million and $364.0 million over the second quarter of 2020 and fourth quarter of 2019, respectively,

indicating strong growth
in core deposit balances.

The estimated deposit inflows related to the two pandemic related stimulus programs that occurred
primarily during the second quarter were $179 million (SBA PPP)

and $64 million (Economic Impact Payment stimulus checks).

Given these large increases, the potential exists for

our deposit levels to be volatile over the coming quarters due to the uncertain
timing of the outflows of the stimulus related deposits and the economic recovery.

It is anticipated that current liquidity levels will
remain robust due to our strong overnight funds sold position. We monitor deposit rates on an ongoing basis and adjust if necessary, as a prudent pricing discipline remains the key to managing our mix of deposits.

Average borrowings increased

$0.9 million over the second quarter of 2020 and $65.8 million over the fourth quarter of 2019

as
short-term borrowings (warehouse lines used to support HFS loans) were added as part of the CCHL integration.

Capital

Shareowners’ equity was $339.4 million at September 30, 2020 compared to $335.1 million at June 30, 2020 and $327.0 million at
December 31, 2019.

For the first nine months of 2020, shareowners’ equity was positively impacted by net income of $23.8
million, a $2.4 million increase in the unrealized gain on investment securities,

net adjustments totaling $0.9

million related to
transactions under our stock compensation plans, and stock compensation accretion of $0.6

million.

Shareowners’ equity was
reduced by common stock dividends of $7.1 million ($0.42

per share), a $3.1 million (net of tax) adjustment to retained earnings for the adoption of CECL, reclassification of $3.1 million to temporary equity to increase the redemption value of the non-controlling
interest in CCHL, and share repurchases of $2.0 million (99,952 shares).

At September 30, 2020, our total risk-based capital ratio was

17.88% compared to 17.60% at June 30, 2020 and 17.90% at
December 31, 2019.

Our common equity tier 1 capital ratio was 14.20%, 14.01%,

and 14.47%, respectively, on these dates.

Our
leverage ratio was 9.64%, 10.12%, and 11.25%, respectively,

on these dates.

All of our regulatory capital ratios exceeded the
threshold to be designated as “well-capitalized” under the Basel

III capital standards.

Further, our tangible common equity ratio
was 7.16%

at September 30, 2020 compared to 7.21%

and 8.06%

at June 30,

2020 and December 31, 2019,

respectively.

About Capital City Bank Group, Inc.

Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $3.6 billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards and securities brokerage services.

Our bank subsidiary, Capital City Bank,

was founded in 1895 and now has 57 banking offices and

85 ATMs

/ITMs in Florida,
Georgia and Alabama.

For more information about Capital City Bank Group, Inc., visit
www.ccbg.com .

FORWARD

-LOOKING STATEMENTS

Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The following factors, among others, could cause our actual results to differ: the magnitude and duration of the COVID-19

pandemic and its impact on the global economy and financial market conditions
and our business, results of operations and financial condition, including the impact of our participation in government programs
related to COVID-19; the accuracy of the our financial statement estimates and assumptions; legislative or regulatory changes;
fluctuations in inflation, interest rates, or monetary policies; the effects of security breaches and computer viruses that may affect

our
computer systems or fraud related to debit card products; changes in consumer spending and savings habits; our growth and
profitability; the strength of the U.S. economy and the local economies where we conduct operations; the effects of a non-diversified
loan portfolio, including the risks of geographic and industry concentrations; natural disasters, widespread health emergencies, military conflict, terrorism or other geopolitical events; changes in the stock market and other capital and real estate markets;
customer acceptance of third-party products and services; increased competition and its effect on pricing; negative publicity and the
impact on our reputation; technological changes, especially changes that allow out of market competitors to compete in our
markets; changes in accounting; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in our
Annual Report on Form 10-K for the fiscal year ended December 31,

2019, and our other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the
Press Release, and we assume no obligation to update forward

-looking statements or the reasons why actual results could differ

.

USE OF NON-GAAP FINANCIAL MEASURES

We present a

tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill resulting
from merger and acquisition activity.

We believe these

measures are useful to investors because it allows investors to more easily
compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.

(Dollars in Thousands, except per share data)
Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Dec 31, 2019 Sep 30, 2019
Shareowners' Equity (GAAP) $ 339,425 $ 335,057 $ 328,507 $ 327,016 $ 321,562
Less: Goodwill (GAAP) 89,095 89,095 89,275 84,811 84,811
Tangible Shareowners' Equity (non-GAAP) A 250,330 245,962 239,232 242,205 236,751
Total Assets (GAAP) 3,587,041 3,499,524 3,086,523 3,088,953 2,934,513
Less: Goodwill (GAAP) 89,095 89,095 89,275 84,811 84,811
Tangible Assets (non-GAAP) B $ 3,497,946 $ 3,410,429 $ 2,997,248 $ 3,004,142 $ 2,849,702
Tangible Common Equity Ratio (non-GAAP) A/B 7.16% 7.21% 7.98% 8.06% 8.31%
Actual Diluted Shares Outstanding (GAAP) C 16,800,563 16,821,743 16,845,462 16,855,161 16,797,241
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 14.90 $ 14.62 $ 14.20 $ 14.37 $ 14.09

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Nine Months Ended
(Dollars in thousands, except per share data)
Sep 30, 2020 Jun 30, 2020 Sep 30, 2019 Sep 30, 2020 Sep 30, 2019
EARNINGS
Net Income Attributable to Common Shareowners $ 10,397 $ 9,146 $ 8,481 $ 23,830 $ 22,242
Diluted Net Income Per Share $ 0.62 $ 0.55 $ 0.50 $ 1.42 $ 1.32
PERFORMANCE
Return on Average Assets 1.17% 1.10% 1.14% 0.96% 1.00%
Return on Average Equity 12.16 11.03 10.51 9.50 9.48
Net Interest Margin 3.12 3.41 3.92 3.42 3.84
Noninterest Income as % of Operating Revenue 58.19 54.26 34.67 51.37 33.72
Efficiency Ratio 67.01% 66.90% 69.27% 69.04% 72.37%
CAPITAL ADEQUACY
Tier 1 Capital

16.77% 16.59% 16.83% 16.77% 16.83%
Total Capital

17.88 17.60 17.59 17.88 17.59
Leverage

9.64 10.12 11.09 9.64 11.09
Common Equity Tier 1 14.20 14.01 14.13 14.20 14.13
Tangible Common Equity
(1)
7.16 7.21 8.31 7.16 8.31
Equity to Assets 9.46% 9.57% 10.96% 9.46% 10.96%
ASSET QUALITY
Allowance as % of Non-Performing Loans 420.30% 322.37% 290.55% 420.30% 290.55%
Allowance as a % of Loans HFI 1.16 1.11 0.78 1.16 0.78
Net Charge-Offs as % of Average Loans HFI 0.11 0.05 0.23 0.13 0.15
Nonperforming Assets as % of Loans HFI and OREO 0.34 0.40 0.30 0.34 0.30
Nonperforming Assets as % of Total Assets 0.19% 0.23% 0.19% 0.19% 0.19%
STOCK PERFORMANCE
High

$ 21.71 $ 23.99 $ 28.00 $ 30.62 $ 28.00
Low 17.55 16.16 23.70 15.61 21.04
Close $ 18.79 $ 20.95 $ 27.45 $ 18.79 $ 27.45
Average Daily Trading Volume 28,517 49,569 25,596 39,477 22,815
(1)

Tangible common equity ratio is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to

Page 6.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2020 2019
(Dollars in thousands)
Third Quarter Second Quarter First Quarter Fourth Quarter Third Quarter
ASSETS
Cash and Due From Banks $ 76,509 $ 75,155 $ 72,676 $ 60,087 $ 61,151
Funds Sold and Interest Bearing Deposits 626,104 513,273 196,936 318,336 177,389
Total Cash and Cash Equivalents 702,613 588,428 269,612 378,423 238,540
Investment Securities Available for Sale 328,253 341,180 382,514 403,601 376,981
Investment Securities Held to Maturity 202,593 232,178 251,792 239,539 240,303

Total Investment Securities
530,846 573,358 634,306 643,140 617,284
Loans Held for Sale ("HFS") 116,561 76,610 82,598 9,509 13,075
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 402,997 421,270 249,020 255,365 259,870
Real Estate - Construction 125,804 117,794 122,595 115,018 111,358
Real Estate - Commercial 656,064 662,434 656,084 625,556 610,726
Real Estate - Residential 335,713 353,831 354,150 353,642 354,545
Real Estate - Home Equity 197,363 194,479 196,443 197,360 197,326
Consumer 268,393 266,417 275,982 279,565 277,970
Other Loans 10,488 4,883 6,580 7,808 14,248
Overdrafts 1,339 1,069 1,533 1,615 1,710
Total Loans Held for Investment 1,998,161 2,022,177 1,862,387 1,835,929 1,827,753
Allowance for Credit Losses (23,137) (22,457) (21,083) (13,905) (14,319)
Loans Held for Investment, Net 1,975,024 1,999,720 1,841,304 1,822,024 1,813,434
Premises and Equipment, Net 87,192 87,972 87,684 84,543 85,810
Goodwill 89,095 89,095 89,275 84,811 84,811
Other Real Estate Owned 1,227 1,059 1,463 953 526
Other Assets 84,483 83,282 80,281 65,550 81,033
Total Other Assets 261,997 261,408 258,703 235,857 252,180
Total Assets $ 3,587,041 $ 3,499,524 $ 3,086,523 $ 3,088,953 $ 2,934,513
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,378,314 $ 1,377,033 $ 1,066,607 $ 1,044,699 $ 1,022,774
NOW Accounts 827,506 808,244 779,467 902,499 728,395
Money Market Accounts 247,823 240,754 210,124 217,839 239,410
Regular Savings Accounts 451,944 423,924 384,480 374,396 372,601
Certificates of Deposit 103,859 105,041 104,907 106,021 109,827
Total Deposits 3,009,446 2,954,996 2,545,585 2,645,454 2,473,007
Short-Term Borrowings 90,936 63,958 76,516 6,404 10,622
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 5,268 5,583 5,896 6,514 6,963
Other Liabilities 71,880 75,702 70,044 50,678 69,472
Total Liabilities 3,230,417 3,153,126 2,750,928 2,761,937 2,612,951
Temporary Equity 17,199 11,341 7,088 - -
SHAREOWNERS' EQUITY
Common Stock 168 168 168 168 167
Additional Paid-In Capital 31,425 31,575 32,100 32,092 31,075
Retained Earnings 333,545 328,570 321,772 322,937 316,551
Accumulated Other Comprehensive Loss, Net of Tax (25,713) (25,256) (25,533) (28,181) (26,231)
Total Shareowners' Equity 339,425 335,057 328,507 327,016 321,562
Total Liabilities, Temporary Equity and Shareowners' Equity $ 3,587,041 $ 3,499,524 $ 3,086,523 $ 3,088,953 $ 2,934,513
OTHER BALANCE SHEET DATA
Earning Assets $ 3,271,672 $ 3,185,418 $ 2,776,228 $ 2,806,913 $ 2,635,501
Interest Bearing Liabilities 1,780,223 1,700,391 1,614,277 1,666,560 1,520,705
Book Value Per Diluted Share $ 20.20 $ 19.92 $ 19.50 $ 19.40 $ 19.14
Tangible Book Value

Per Diluted Share
(1)
14.90 14.62 14.20 14.37 14.09
Actual Basic Shares Outstanding 16,761 16,780 16,812 16,772 16,749
Actual Diluted Shares Outstanding 16,801 16,822 16,845 16,855 16,797
(1)

Tangible book value per diluted share is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to Page 6.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
Nine Months Ended
2020 2019 September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2020 2019
INTEREST INCOME
Interest and Fees on Loans $ 23,594 $ 23,687 $ 23,593 $ 23,842 $ 23,992 $ 70,874 $ 70,373
Investment Securities 2,426 2,737 3,015 3,221 3,307 8,178 10,213
Funds Sold 146 88 757 945 1,142 991 4,242
Total Interest Income 26,166 26,512 27,365 28,008 28,441 80,043 84,828
INTEREST EXPENSE
Deposits 190 218 939 1,157 1,596 1,347 5,683
Short-Term Borrowings 498 421 132 16 27 1,051 93
Subordinated Notes Payable 316 374 471 525 558 1,161 1,762
Other Long-Term Borrowings 40 41 50 56 63 131 201
Total Interest Expense 1,044 1,054 1,592 1,754 2,244 3,690 7,739
Net Interest Income 25,122 25,458 25,773 26,254 26,197 76,353 77,089
Provision for Credit Losses 1,308 2,005 4,990 (162) 776 8,303 2,189
Net Interest Income after Provision for

Credit Losses
23,814 23,453 20,783 26,416 25,421 68,050 74,900
NONINTEREST INCOME
Deposit Fees 4,316 3,756 5,015 4,980 4,961 13,087 14,492
Bank Card Fees 3,389 3,142 3,051 3,131 2,972 9,582 8,863
Wealth Management Fees 2,808 2,554 2,604 2,761 2,992 7,966 7,719
Mortgage Banking Fees 22,983 19,397 3,253 1,542 1,587 45,633 3,779
Other

1,469 1,350 1,555 1,414 1,391 4,374 4,372
Total Noninterest Income 34,965 30,199 15,478 13,828 13,903 80,642 39,225
NONINTEREST EXPENSE
Compensation 26,164 23,658 19,736 17,363 16,203 69,558 48,989
Occupancy, Net 5,906 5,798 4,979 4,680 4,710 16,683 13,756
Other Real Estate, Net 219 116 (798) 102 6 (463) 444
Other

8,053 7,731 7,052 6,997 6,954 22,836 21,278
Total Noninterest Expense 40,342 37,303 30,969 29,142 27,873 108,614 84,467
OPERATING PROFIT
18,437 16,349 5,292 11,102 11,451 40,078 29,658
Income Tax Expense 3,165 2,950 1,282 2,537 2,970 7,397 7,416
Net Income 15,272 13,399 4,010 8,565 8,481 32,681 22,242
Pre-Tax Income Attributable to Noncontrolling Interest (4,875) (4,253) 277 - - (8,851) -
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS
$ 10,397 $ 9,146 $ 4,287 $ 8,565 $ 8,481 $ 23,830 $ 22,242
PER COMMON SHARE
Basic Net Income $ 0.62 $ 0.55 $ 0.25 $ 0.51 $ 0.51 $ 1.42 $ 1.33
Diluted Net Income 0.62 0.55 0.25 0.51 0.50 1.42 1.32
Cash Dividend

$ 0.14 $ 0.14 $ 0.14 $ 0.13 $ 0.13 $ 0.42 $ 0.35
AVERAGE

SHARES
Basic

16,771 16,797 16,808 16,750 16,747 16,792 16,776
Diluted

16,810 16,839 16,842 16,834 16,795 16,823 16,810

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES

AND RISK ELEMENT ASSETS
Unaudited
Nine Months Ended
2020 2019 September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2020 2019
ALLOWANCE FOR CREDIT LOSSES
Balance at Beginning of Period $ 22,457 $ 21,083 $ 13,905 $ 14,319 $ 14,593 $ 13,905 $ 14,210
Impact of Adopting ASC 326 (CECL) - - 3,269 - - 3,269 -
Provision for Credit Losses - HFI 1,265 1,615 4,990 (162) 776 7,870 2,189
Net Charge-Offs 585 241 1,081 252 1,050 1,907 2,080
Balance at End of Period
(2)
$ 23,137 $ 22,457 $ 21,083 $ 13,905 $ 14,319 $ 23,137 $ 14,319
As a % of Loans HFI 1.16% 1.11% 1.13% 0.75% 0.78% 1.16% 0.78%
As a % of Nonperforming Loans 420.30% 322.37% 432.61% 310.99% 290.55% 420.30% 290.55%
CHARGE-OFFS
Commercial, Financial and Agricultural $ 137 $ 186 $ 362 $ 149 $ 289 $ 685 $ 619
Real Estate - Construction - - 0 58 223 - 223
Real Estate - Commercial 17 - 11 33 26 28 181
Real Estate - Residential 1 1 110 27 44 112 373
Real Estate - Home Equity 58 52 31 0 333 141 430
Consumer 619 634 864 819 744 2,117 2,059
Overdrafts
(3)
450 541 702 - - 1,693 -
Total Charge-Offs $ 1,282 $ 1,414 $ 2,080 $ 1,086 $ 1,659 $ 4,776 $ 3,885
RECOVERIES
Commercial, Financial and Agricultural $ 74 $ 74 $ 40 $ 127 $ 86 $ 188 $ 218
Real Estate - Construction - - - - - - -
Real Estate - Commercial 30 70 191 266 142 291 312
Real Estate - Residential 35 51 40 116 46 126 313
Real Estate - Home Equity 41 64 33 25 58 138 150
Consumer 280 365 268 300 277 913 812
Overdrafts
(3)
237 549 427 - - 1,213 -
Total Recoveries $ 697 $ 1,173 $ 999 $ 834 $ 609 $ 2,869 $ 1,805
NET CHARGE-OFFS $ 585 $ 241 $ 1,081 $ 252 $ 1,050 $ 1,907 $ 2,080
Net Charge-Offs as a % of Average Loans HFI
(1)
0.11% 0.05% 0.23% 0.05% 0.23% 0.13% 0.15%
RISK ELEMENT ASSETS
Nonaccruing Loans $ 5,505 $ 6,966 $ 4,874 $ 4,472 $ 4,928
Other Real Estate Owned 1,227 1,059 1,463 953 526
Total Nonperforming Assets ("NPAs") $ 6,732 $ 8,025 $ 6,337 $ 5,425 $ 5,454
Past Due Loans 30-89 Days

$ 3,191 $ 2,948 $ 5,077 $ 4,871 $ 5,120
Past Due Loans 90 Days or More - - - - -
Classified Loans 16,772 17,091 16,548 20,847 21,323
Performing Troubled Debt Restructuring's $ 14,693 $ 15,133 $ 15,934 $ 16,888 $ 18,284
Nonperforming Loans as a % of Loans HFI 0.28% 0.34% 0.26% 0.24% 0.27%
NPAs as a % of Loans HFI and Other Real Estate 0.34% 0.40% 0.34% 0.29% 0.30%
NPAs as a % of

Total Assets
0.19% 0.23% 0.21% 0.18% 0.19%
(1)

Annualized
(2)

Does not include $1.5 million for unfunded commitments recorded in other liabilities at 9/30/2020.
(3)

Prior to the first quarter 2020, overdraft losses were reflected in noninterest income (deposit fees).

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
(1)
Unaudited
Third Quarter 2020 Second Quarter 2020 First Quarter 2020 Fourth Quarter 2019 Third Quarter 2019 Sep 2020 YTD Sep 2019 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans HFI and HFS $ 2,097,700 $ 23,698 4.50% $ 2,057,925 $ 23,785 4.65% $ 1,882,703 $ 23,692 5.06% $ 1,846,190 23,958 5.15% $ 1,837,548 $ 24,113 5.21% $ 2,013,243 $ 71,175 4.73% $ 1,813,964 $ 70,705 5.21%
Investment Securities
Taxable Investment Securities 553,395 2,401 1.73 601,509 2,708 1.80 629,512 2,995 1.91 610,046 3,186 2.08 607,363 3,249 2.13 594,654 8,104 1.82 613,382 9,936 2.16
Tax-Exempt Investment Securities 4,860 32 2.66 5,865 37 2.51 5,293 25 1.86 10,327 43 1.67 18,041 73 1.63 5,338 94 2.34 29,237 347 1.59
Total Investment Securities 558,255 2,433 1.74 607,374 2,745 1.81 634,805 3,020 1.91 620,373 3,229 2.08 625,404 3,322 2.12 599,992 8,198 1.82 642,619 10,283 2.13
Funds Sold 567,883 146 0.10 351,473 88 0.10 234,372 757 1.30 228,137 945 1.64 207,129 1,142 2.19 385,245 991 0.34 241,323 4,242 2.35
Total Earning Assets 3,223,838 $ 26,277 3.25% 3,016,772 $ 26,618 3.55% 2,751,880 $ 27,469 4.01% 2,694,700 $ 28,132 4.14% 2,670,081 $ 28,577 4.25% 2,998,480 $ 80,364 3.58% 2,697,906 $ 85,230 4.22%
Cash and Due From Banks 69,893 72,647 56,958 53,174 50,981 66,512 52,210
Allowance for Loan Losses (22,948) (21,642) (14,389) (14,759) (14,863) (19,672) (14,576)
Other Assets 268,549 261,449 244,339 249,089 253,111 257,993 253,152
Total Assets $ 3,539,332 $ 3,329,226 $ 3,038,788 $ 2,982,204 $ 2,959,310 $ 3,303,313 $ 2,988,692
LIABILITIES:
Interest Bearing Deposits
NOW Accounts $ 826,776 $ 61 0.03% $ 789,378 $ 78 0.04% $ 808,811 $ 725 0.36% $ 755,625 $ 889 0.47% $ 749,678 $ 1,235 0.65% $ 808,389 $ 864 0.14% $ 821,819 $ 4,613 0.75%
Money Market Accounts 247,185 32 0.05 222,377 40 0.07 212,211 117 0.22 227,479 170 0.30 238,565 264 0.44 227,331 189 0.11 238,664 775 0.43
Savings Accounts 438,762 54 0.05 409,366 50 0.05 379,237 46 0.05 372,518 46 0.05 372,593 46 0.05 409,230 150 0.05 369,726 136 0.05
Time Deposits 104,522 43 0.16 104,718 50 0.19 105,542 51 0.19 108,407 52 0.19 111,447 51 0.18 104,925 144 0.18 115,215 159 0.18
Total Interest Bearing Deposits 1,617,245 190 0.05% 1,525,839 218 0.06% 1,505,801 939 0.25% 1,464,029 1,157 0.31% 1,472,283 1,596 0.43% 1,549,875 1,347 0.12% 1,545,424 5,683 0.49%
Short-Term Borrowings 74,557 498 2.66% 73,377 421 2.31% 32,915 132 1.61% 7,448 16 0.87% 8,697 27 1.24% 60,335 1,051 2.33% 9,890 93 1.27%
Subordinated Notes Payable 52,887 316 2.34 52,887 374 2.80 52,887 471 3.52 52,887 525 3.88 52,887 558 4.13 52,887 1,161 2.89 52,887 1,762 4.39
Other Long-Term Borrowings 5,453 40 2.91 5,766 41 2.84 6,312 50 3.21 6,723 56 3.33 7,158 63 3.47 5,842 131 3.00 7,619 201 3.52
Total Interest Bearing Liabilities 1,750,142 $ 1,044 0.24% 1,657,869 $ 1,054 0.26% 1,597,915 $ 1,592 0.40% 1,531,087 $ 1,754 0.45% 1,541,025 $ 2,244 0.58% 1,668,939 $ 3,690 0.30% 1,615,820 $ 7,739 0.64%
Noninterest Bearing Deposits 1,354,032 1,257,614 1,046,889 1,060,922 1,023,472 1,220,002 996,290
Other Liabilities 83,192 72,073 59,587 63,291 74,540 71,661 62,823
Total Liabilities 3,187,366 2,987,556 2,704,391 2,655,300 2,639,037 2,960,602 2,674,933
Temporary Equity 11,893 8,155 2,506 - - 7,534 -
SHAREOWNERS' EQUITY:
340,073 333,515 331,891 326,904 320,273 335,177 313,759
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 3,539,332 $ 3,329,226 $ 3,038,788 $ 2,982,204 $ 2,959,310 $ 3,303,313 $ 2,988,692
Interest Rate Spread $ 25,233 3.01% $ 25,564 3.30% $ 25,877 3.61% $ 26,378 3.69% $ 26,333 3.67% $ 76,674 3.29% $ 77,491 3.58%
Interest Income and Rate Earned
(1)
26,277 3.25 26,618 3.55 27,469 4.01 28,132 4.14 28,577 4.25 80,364 3.58 85,230 4.22
Interest Expense and Rate Paid
(2)
1,044 0.13 1,054 0.14 1,592 0.23 1,754 0.26 2,244 0.33 3,690 0.16 7,739 0.38
Net Interest Margin $ 25,233 3.12% $ 25,564 3.41% $ 25,877 3.78% $ 26,378 3.89% $ 26,333 3.92% $ 76,674 3.42% $ 77,491 3.84%
(1)

Interest and average rates are calculated

on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.